SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                              --------------------

        Date of Report (Date of earliest event reported): March 15, 2002


                        THE DOE RUN RESOURCES CORPORATION

             (Exact name of registrant as specified in its charter)

          New York                 333-52285                    13-1255630
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(State or other jurisdiction    (Commission File              (IRS Employer
     of incorporation)               Number)              Identification Number)

1801 Park 270 Drive, St. Louis, Missouri                          63146
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(Address of principal executive offices)                        (Zip Code)


              Registrant's telephone number, including area code:

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

      On March 15, 2002, The Doe Run Resources Corporation issued the attached press release.


EXHIBITS

      99.1 Press Release dated March 15, 2002.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             THE DOE RUN RESOURCES CORPORATION

                                     By:    /s/ Marvin Kaiser
                                            -----------------------------------
                                     Name:  Marvin Kaiser
                                     Title: Executive Vice President and Chief
                                            Financial and Administrative Officer

Date: March 18, 2002